UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2007
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 16, 2007, Blair Corporation (the “Company”) issued a press release announcing its earnings for the three months and twelve months ended December 31, 2006. The information contained in the press release, which is attached to this report as Exhibit 99.1 is incorporated herein by reference.
Notice to the Company’s Investors
     The Company intends to file a proxy statement in connection with the proposed merger. The Company’s investors and security holders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company and the proposed merger. In addition to the documents described above, the Company files annual, quarterly and current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The proxy statement and other relevant materials (when they become available), and any other documents filed with the SEC by the Company are available without charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders may obtain copies of the documents filed with the SEC by the Company without charge by contacting: Roger Allen, Blair Corporation, 220 Hickory Street, Warren, Pennsylvania 16366 or by visiting the Company’s website at www.blair.com.
     The Company is not currently engaged in a solicitation of proxies of the investors or security holders of the Company in connection with the proposed merger. If a proxy solicitation commences, the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2006 annual meeting which was filed with the SEC on March 24, 2006. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement and other relevant documents to be filed with the SEC in connection with the proposed merger.
Item 7.01 Regulation FD Disclosure.
     The information contained in the press release attached to this report as Exhibit 99.1 is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions

Not applicable

(d)	Exhibits.

Exhibit 99.1 press release dated February 16, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2007	BLAIR CORPORATION
	By:	/S/ ADELMO S. LOPEZ
Adelmo S. Lopez
President and Chief Executive Officer

By:	/S/ LARRY J. PITORAK
Larry J. Pitorak
Senior Vice President, Chief Financial and Chief Administrative Officer